COMMON STOCK AND STOCK INCENTIVE PLANS	12 Months Ended
Dec. 31, 2013
COMMON STOCK AND STOCK INCENTIVE PLANS
COMMON STOCK AND STOCK INCENTIVE PLANS

NOTE 14—COMMON STOCK AND STOCK INCENTIVE PLANS

Stock Incentive Plans

        On March 21, 2013, shareholders of the Company approved the amendment of authorized share capital of the company by the consolidation of the existing 750,000,000 Ordinary Shares of $0.00125 par value each into 250,000,000 Ordinary Shares of $0.00375 par value each. As a result, the one-for-three reverse split of the Company's ordinary shares became effective from March 21, 2013 with trading commenced on the post-reverse split-adjusted basis on the NASDAQ Global Select Market as of the opening of trading on Friday, March 22, 2013. All shares/per share related data in this note have been adjusted retroactively to reflect the one for three reverse share split.

        As of December 31, 2013, the Company has the stock incentive plans described below. Substantially all outstanding awards are subject to potential accelerated vesting in the event of a change in control of the Company. The Company repurchases and cancels its ordinary shares forfeited with respect to the tax liability associated with certain vesting of restricted stock and restricted stock unit grants under these plans.

2006 Equity Incentive Plan:

        The 2006 Equity Incentive Plan, or 2006 Plan, was implemented on July 21, 2006 after being adopted by the Board of Directors on June 6, 2006 and approved by the Company's stockholders on July 21, 2006. The 2006 Plan replaces the 1997 Plan, the 2001 Plan, and the 2003 Plan, or collectively, the Prior Plans, and no further awards will be granted pursuant to the Prior Plans. The 2006 Plan provides for the grant of the following types of incentive awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv)restricted stock units, (v) performance shares and performance units, and (vi) other stock or cash awards ("Award," collectively, "Awards"). Those who are eligible for Awards under the 2006 Plan include employees, directors and consultants who provide services to the Company and its affiliates.

        The maximum aggregate number of shares that may be awarded and sold under the 2006 Plan is 1,500,000 shares plus (i) any shares that have been reserved but remain unissued under the Prior Plans as of July 21, 2006, and (ii) any shares subject to stock options or similar awards granted under the Prior Plans that expire or become exercisable without having been exercised in full and shares issued pursuant to awards granted under the Prior Plans that are forfeited to or repurchased by the Company. As of December 31, 2013, the number of shares transferred from the Prior Plans to the 2006 plan totaled 8,470,518. As of December 31, 2013, 1,733,755 options and restricted stock awards and units were outstanding under the 2006 Plan.

        The Board of Directors or the Compensation Committee of the Board, or Compensation Committee, or Administrator, administers the 2006 Plan. Subject to the terms of the 2006 Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards, and to interpret the provisions of the 2006 Plan and outstanding Awards. Options granted under the 2006 Plan generally vest and become exercisable over four years.

        Awards granted under the 2006 Plan are generally not transferable, and all rights with respect to an Award granted to a participant generally may be exercised during a participant's lifetime only by the participant; provided, however, that with the Administrator's approval, a participant may (i) transfer an Award to a participant's spouse or former spouse pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights, or (ii) transfer an Award by gift to or for the benefit of the participant's immediate family.

        The exercise price of all stock options and stock appreciation rights granted under the 2006 Plan must be at least equal to 100% of the fair market value of the ordinary share on the date of grant (or at least 110% of such fair market value for an incentive stock option, or ISO, granted to a shareholder with greater than 10% voting power of the Company's stock). The maximum term of a stock option granted to any participant must not exceed seven years from the date of grant (or five years for an ISO granted to a shareholder with greater than 10% of the voting power of the ordinary share). The Administrator will determine the terms and conditions of all other Awards granted under the Plan.

Prior Plans—The 1997 Stock Plan, 2001 Director Option Plan, and 2003 Non-Statutory Stock Option Plan:

The 1997 Stock Plan:

        Prior to the implementation of the 2006 Plan on July 21, 2006, officers, employees and consultants of the Company and its affiliates were eligible to receive options to purchase ordinary shares and stock purchase rights under the 1997 Stock Plan, or 1997 Plan. The 1997 Plan was terminated in July 2006 effective upon shareholder approval of the 2006 Plan. As of December 31, 2013, there were options to purchase 19,041 ordinary shares outstanding under the 1997 Plan.

        Options granted under the 1997 Plan prior to July 21, 2006 were either ISOs intended to qualify for favorable US federal income tax treatment under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, or NSOs, which did not so qualify. The Compensation Committee oversaw the selection of eligible persons for option grants and determined the grant date, amounts, exercise prices, vesting periods and other relevant terms of the options, including whether the options would be ISOs or NSOs. The exercise price of ISOs granted under the 1997 Plan could not be less than 100% of the fair market value of common stock on the grant date (or at least 110% of such fair market value for an ISO granted to a shareholder with greater than 10% voting power of the Company's stock), while the exercise price of NSOs could be determined by the Compensation Committee in its discretion. Options granted under the 1997 Plan were generally not transferable during the life of the optionee.

        Under the 1997 Plan, options vest and become exercisable as determined by the Compensation Committee, generally over four years. Options may generally be exercised at any time after they vest and before their expiration date as determined by the Compensation Committee. However, no option may be exercised more than ten years after the grant date (or five years for ISOs granted to a shareholder with greater than 10% voting power of the Common Stock). Options will generally terminate (i) 12 months after the death or permanent disability of an optionee and (ii) three months after termination of employment for any other reason. The aggregate fair market value of the ordinary shares represented by ISOs that become exercisable in any calendar year by any one option holder may not exceed $100,000. Options in excess of this limit are treated as NSOs.

        Prior to the implementation of the 2006 Plan, the Company could also grant stock purchase rights to eligible participants under the 1997 Plan. Under the 1997 Plan, any shares purchased pursuant to stock purchase rights were subject to a restricted stock purchase agreement. Unless the Compensation Committee determined otherwise, this agreement granted the Company a right to repurchase the restricted stock upon the voluntary or involuntary termination of the employee for any reason, including death or disability prior to vesting. The purchase price for repurchased shares was the original price paid and could be paid by cancellation of any indebtedness owed to the Company. The Company's repurchase right lapsed at a rate determined by the Compensation Committee.

2001 Director Option Plan:

        Prior to the implementation of the 2006 Plan on July 21, 2006, those directors who were not employees of the Company, or Outside Directors, were eligible to receive options to purchase ordinary shares under the 2001 Director Option Plan, or 2001 Plan. The 2001 Plan was terminated in July 2006 effective upon shareholder approval of the 2006 Plan. As of December 31, 2013, there were no options to purchase ordinary shares outstanding under the 2001 Plan. The Compensation Committee was the administrator of the 2001 Plan.

        Under the terms of the 2001 Plan, the exercise price of each option granted equaled the market value of the common stock on the date of grant. Such options have terms of ten years, but terminate earlier if the individual ceases to serve as a director. The First Option grants vest as to 25% of shares subject to the First Option on each of the first four anniversaries of its date of grant, subject to the Outside Director continuing to serve as a director on such dates. The Subsequent Option grants vest as to 100% of the shares subject to the Subsequent Option on the first anniversary of its date of grant.

Stock Award and Stock Option Activity

        During fiscal 2013, the Company granted equity awards primarily consisting of restricted stock, restricted stock units and stock options. Such awards generally vest over a period of one to four years from the vesting start date. Restricted stock has the voting rights of ordinary shares and the shares underlying restricted stock are issued and outstanding. As of December 31, 2013, 2012 and 2011, the number of ordinary shares available for issuance pursuant to future grants under the 2006 plan, including remaining unissued shares under Prior Plans that have been transferred into the 2006 plan was 1,355,278, 1,706,901 and 3,508,205, respectively. The following summarizes the Company's stock options activity:

	Number of shares outstanding	Weighted average exercise price
	(in thousands)
Options Outstanding, December 31, 2010	1,388	$15.06

Options Granted	486	36.78
Options Exercised	(20)	6.27
Options Forfeited or Expired	(728)	16.71

Options Outstanding, December 31, 2011	1,127	23.52

Options Granted	246	3.24
Options Exercised	—	—
Options Forfeited or Expired	(443)	19.56

Options Outstanding, December 31, 2012	930	20.04

Options Granted	—	—
Options Exercised	—	—
Options Forfeited or Expired	(354)	18.05

Options Outstanding, December 31, 2013	576	$21.25

        Under the 2006 and 1997 Plans, the Company granted restricted stock awards. Restricted stock awards are unvested stock awards that may include grants of restricted stock or grants of restricted stock units. Such awards generally vest over a period of one to four years from the date of grant. Restricted stock has the voting rights of ordinary share and the shares underlying restricted stock are considered to be currently issued and outstanding. Restricted stock units do not have the voting rights of ordinary shares, and the shares underlying the restricted stock units are not considered issued and outstanding. The expense for such awards is based on the fair market value of the shares at the date of grant and is recognized on a straight-line basis over the requisite service period. The weighted average fair value of restricted stock awards granted under our equity incentive plans during the years ended December 31, 2013, 2012 and 2011 was $2.76, $3.29 and $5.58, respectively. The grant of restricted stock awards is deducted from the shares available on a one to one basis for grant under the Company's stock plan. Unvested restricted awards as of December 31, 2013 and changes during the year ended December 31, 2013 are summarized below:

	Shares	Weighted average grant date fair value
	(in thousands)
Restricted stock awards activity
Total nonvested at January 1, 2011	521	$7.05

Granted	767	$5.58
Vested	(333)	$6.87
Forfeited	(53)	$6.99

Total nonvested at December 31, 2011	902	$5.87

Granted	1,891	$3.29
Vested	(701)	$5.60
Forfeited	(390)	$4.49

Total nonvested at December 31, 2012	1,702	$3.43

Reverse split adjustment	25	—
Granted	679	$2.76
Vested	(520)	$3.72
Forfeited	(173)	$3.82

Total nonvested at December 31, 2013	1,713	$3.08

        During the year ended December 31, 2013, 0.5 million shares of restricted stock awards vested. The total fair value of restricted stock awards vested, as measured on the date of vesting, during the year ended December 31, 2012 was $1.9 million. The Company also granted 0.7 million restricted stock awards.

        During the year ended December 31, 2012, 0.7 million shares of restricted stock awards vested. The total fair value of restricted stock awards vested, as measured on the date of vesting, during the year ended December 31, 2012 was $3.9 million. The Company also granted 1.9 million restricted stock awards.

        During the year ended December 31, 2011, 0.3 million shares of restricted stock awards vested. The total fair value of restricted stock awards vested, as measured on the date of vesting, during the year ended December 31, 2011 was $3.1 million. The Company also granted 0.8 million restricted stock awards.

        The following table summarizes significant ranges of outstanding and exercisable stock options as of December 31, 2013 (in thousands, except years and share prices):

Range of Exercise Price		Numbers Outstanding as of Dec. 31, 2013	Weighted Average Remaining Contractual Term	Weighted Average Exercise Price	Numbers Exercisable as of Dec. 31, 2013	Weighted Average Exercise Price
$2.97	$2.97	27	5.83	$2.97	7	$2.97
$3.21	$3.21	202	5.65	$3.21	57	$3.21
$4.14	$4.17	73	4.79	$4.16	44	$4.16
$6.51	$8.70	59	2.90	$7.12	53	$7.19
$9.72	$9.72	50	1.25	$9.72	50	$9.72
$18.75	$18.75	80	2.13	$18.75	80	$18.75
$19.83	$63.48	7	1.68	$24.77	7	$24.77
$79.02	$79.02	2	0.32	$79.02	2	$79.02
$89.70	$89.70	1	0.28	$89.70	1	$89.70
$112.38	$112.38	75	0.05	$112.38	75	$112.38

Total		576	3.60	$21.26	376	$30.72

Options exercisable at December 31, 2013	376	$30.72
Options expected to vest at December 31, 2013	200	$3.46

        The intrinsic value represents the total pre-tax intrinsic value and is calculated as the difference between the market value as reported by NASDAQ on December 31, 2013 of $2.77 and the exercise price of the in-the-money shares. During the years ended December 31, 2013, 2012 and 2011, the total pre-tax intrinsic value of options exercised was negligible. The weighted average remaining contractual life of options exercisable was 2.61 years, and the weighted average remaining contractual life of options expected to vest was 3.53 years as of December 31, 2013. There were no stock options granted during fiscal 2013. The weighted average fair value of options granted under the stock plans during the years ended December 31, 2012 and 2011 was $1.97 and $1.71 per share, respectively.

        The Company accounts for equity instruments issued to consultants and vendors in exchange for goods and services in accordance with the provisions of ASC 505-50, Equity-Based Payments to Non-Employees (Formerly FASB Staff Positions Emerging Issues Task Force Issue No. 96-18 and 00-18). The measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor's performance is complete. In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement.

Stock-Based Compensation

        Stock-based compensation expense for stock options is estimated at the grant date based on each option's fair value as calculated by the Black-Scholes model. The Black-Scholes model was developed for use in estimating the fair value of short-lived exchange traded options that have no vesting restrictions and are fully transferable. In addition, option pricing models require the input of highly subjective assumptions, including the expected stock price volatility over the term of the awards, actual and projected employee stock option exercise behaviors, risk-free interest rate and expected dividends.

        The Company uses historical volatility as management believes it is more representative of future stock price trends than implied volatility due to the relatively small number of actively traded options on the Company's ordinary shares available to determine implied volatility. The Company estimates an expected term of options granted based upon the Company's historical exercise and cancellation data for vested options. In addition, separate groups of employees that have similar exercise behavior are considered separately. The expected term of employee stock purchase plan shares is the average of the remaining purchase periods under each offering period. The Company bases the risk free interest rate used in the option valuation model on U.S. Treasury zero-coupon issues with remaining terms similar to the expected term on the options. The Company does not anticipate paying any cash dividends in the foreseeable future and therefore uses an expected dividend yield of zero in the option valuation model. The Company is required to estimate forfeitures at the time of grant and revise those estimates in subsequent periods if actual forfeitures differ from those estimates. The Company uses historical data to estimate pre-vesting option forfeitures and record stock—based compensation expense only for those awards that are expected to vest.

        At December 31, 2013, there was approximately $3.9 million of total unrecognized compensation cost, as measured, related to unvested stock options and restricted stock and restricted stock units, which is expected to be recognized over a weighted-average period of 2.61 years.

        At December 31, 2012, there was approximately $2.8 million of total unrecognized compensation cost, as measured, related to unvested stock options and restricted stock and restricted stock units, which is expected to be recognized over a weighted-average period of 3.29 years.

        At December 31, 2011, there was approximately $3.7 million of total unrecognized compensation cost, as measured, related to unvested stock options and restricted stock and restricted stock units, which is expected to be recognized over a weighted-average period of 2.98 years.

        Certain executives of the Company have employment contracts which provide for acceleration of all unvested equity awards in the event that the employee is terminated without cause. During 2013, 2012 and 2011, there was no executive involuntarily terminated as part of the 2008 and 2009 Restructuring Plans.

        The following table summarizes the stock-based compensation expense recognized in the Company's Consolidated Statement of Operations:

	Years ended December 31,
	2013	2012	2011
	(in thousands)
Cost of net sales	$7	$107	$99
Selling, general and administrative	1,597	2,399	2,602
Research and development	94	476	328

Total	$1,698	$2,982	$3,029

        At December 31, 2013, 2012 and 2011, there was no stock-based compensation capitalized within inventory.